HORACE MANN MUTUAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999

Information about the Balanced Fund, the Income Fund, the International Equity Fund and the Socially Responsible Fund is supplemented as follows.

Balanced Fund
-------------

Effective as of January 19, 2000, the Balanced Fund, after having obtained the necessary regulatory approvals, implemented the "fund of funds" structure described on page 6 of the Prospectus. Under the "fund of funds" structure, the Balanced Fund invests substantially all of its assets in shares of the Growth Fund and Income Fund. In addition, the Balanced Fund may invest directly only in other portfolios of the Horace Mann Mutual Funds, in U.S. government securities and in money market instruments.

Income Fund
-----------

On October 28, 1999, the Board of Trustees approved the Adviser's recommendation to hire a second subadviser for the Income Fund. Effective as of approximately January 21, 2000, a portion of the assets of the Income Fund will be managed by Western Asset Management Company ("Western Asset"). A portion of the assets will continue to be managed by Wellington Management Company ("Wellington"). (See page 33 of the Prospectus.) Currently, approximately 50% of the Income Fund's assets are to be managed by Wellington and approximately 50% of the assets are to be managed by Western Asset. These allocations are expected to deviate occasionally from these allocation levels, but not significantly.

Wellington will continue to manage its portion of the Income Fund using its current philosophy and strategy as described in the Prospectus on page 10.

Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds, and endowment funds. Total assets under management were approximately $58.5 billion as of September 30, 1999. Western Asset is located at 117 East Colorado Blvd., Pasadena, CA 91105. In managing its portion of the Income Fund, Western Asset employs a Core Plus strategy that seeks to provide investment results that exceed the performance of the Lehman Brothers Aggregate Index. This index is a widely recognized measure of the aggregate U.S. bond market. Western Asset seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, mortgage-related securities and money market instruments. Western Asset uses a strategy group to determine the investments for the portfolio.

International Equity Fund
-------------------------

The language on page 34 of the prospectus regarding the International Equity Fund's portfolio managers is amended to read as follows:


     The International Equity Fund is managed by a team of investment professionals, who individually represent different areas of expertise and who together develop investment strategies and make buy and sell decisions. Supporting the fund managers are Scudder Kemper's many economist, research analyst, traders, and other investment specialists, located in offices across the United States and around the world.

     THE PORTFOLIO MANAGERS

     Below are the people who handle the International Equity Fund's day-to-day management:


     Irene T. Cheng                          Nicholas Bratt
     Lead Portfolio Manager                  - Began investment career in 1974
     - Began investment career in 1985       - Joined Scudder in 1976
     - Joined Scudder in 1993                - Joined the Fund team in 1976
     - Became Lead Manager Effective
       August 1, 1997

     Carol L. Franklin                       Marc J. Slendebroek
     - Began investment career in 1975       - Began investment career in 1990
     - Joined Scudder in 1981                - Joined Scudder in 1994
     - Joined the Fund team in 1986          - Joined the Fund team in 1999

Socially Responsible Fund
-------------------------

The language on pages 34-35 of the prospectus regarding the Socially Responsible Fund's portfolio managers is amended to read as follows:

         The Socially Responsible Fund is managed by a team of investment professionals, who each play an important role in the Socially Responsible Fund's management process. Team members work together to develop investment strategies and selected securities for the Socially Responsible Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialist who work in Scudder offices across the United States and abroad. The Socially Responsible Fund's sub-adviser believes its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources.

         THE PORTFOLIO MANAGERS

         Below are the people who handle the Socially Responsible Fund's day-to-day management:

         Lori J. Ensinger                     Benjamin W. Thorndike
         Lead Portfolio Manager               - Began investment career in 1980
         - Began investment career in 1983    - Joined Scudder in 1983
         - Joined Scudder in 1993             - Joined the Fund team in 1996
         - Lead Manager since inception


Dated:        January 19, 2000